SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Auburn Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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October 4, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Auburn Bancorp, Inc. (the “Company”).  The Company is the holding company of Auburn Savings Bank, FSB and our common stock is traded on the OTC Electronic Bulletin Board under the symbol “ABBB.”  The Annual Meeting will be held at the Auburn Public Library at 49 Spring Street in Auburn, Maine, at 4:30 p.m., Maine time, on Tuesday, November 15, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, Berry Dunn, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Berry Dunn as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2012. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of Berry Dunn as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Allen T. Sterling
Allen T. Sterling
President and Chief Executive Officer

Auburn Bancorp, Inc.
256 Court Street
Auburn, Maine 04210
(207) 782-0400

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 15, 2011

Notice is hereby given that the Annual Meeting of Stockholders of Auburn Bancorp, Inc. (the “Company”) will be held at the Auburn Public Library at 49 Spring Street in Auburn, Maine, at 4:30 p.m., Maine time, on Tuesday, November 15, 2011.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors to the Board of Directors;
2.	The ratification of the appointment of Berry Dunn as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2012; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on September 27, 2011, are the stockholders entitled to notice of and to vote at the Annual Meeting, and at any adjournments thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at 256 Court Street, Auburn, Maine, for a period of 20 days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Claire D. Thompson
Claire D. Thompson Chairman of the Board of Directors
October 4, 2011
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2011:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND AUBURN BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6534.

PROXY STATEMENT

Auburn Bancorp, Inc.
256 Court Street
Auburn, Maine 04212
(207) 782-0400

ANNUAL MEETING OF STOCKHOLDERS
November 15, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Auburn Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Auburn Public Library at 49 Spring Street in Auburn, Maine, at 4:30 p.m., Maine time, on Tuesday, November 15, 2011, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed to stockholders on or about October 4, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on September 27, 2011 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, the Company had 503,284 shares of common stock issued and outstanding, 276,806 of which were held by Auburn Bancorp, MHC (the “Mutual Holding Company”), and 226,478 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the ratification of Berry Dunn as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above.  If the Mutual Holding Company votes all of its shares in favor of the election of the three nominees proposed by the Board of Directors and in favor of the ratification of Berry Dunn as the Company’s independent registered public accounting firm, the approval of each such proposals would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of September 27, 2011 by (i) beneficial owners of more than 5% of the Common Stock, (ii) each person who is an executive officer or a director on September 27, 2011 and each nominee for election as a director, and (iii) the current directors and executive officers of the Company as a group. Unless otherwise noted, this information has been provided by the persons named in the table.

Name	Number of Shares (9)		Percentage of Shares Outstanding
Beneficial Owners of more than 5% of Common Stock
Auburn Bancorp, MHC 256 Court Street Auburn, Maine 04212	276,806	(1)	55.0%
Directors, Nominees and Executive Officers
Bonnie G. Adams	200		*
Martha L. Adams	880	(2)	*
Peter E. Chalke	1,000		*
Thomas J. Dean	500		*
Rachel A. Haines	456	(3)	*
M. Kelly Matzen	200		*
Sharon A. Millett	2,500	(4)	*
Bruce M. Ray	3,971	(5)	*
Philip R. St. Pierre	2,400	(6)	*
Allen T. Sterling	3,045	(7)	*
Claire D. Thompson	1,500	(8)	*
All directors and executive officers as a group (11 persons)	16,652		3.3%

(1)
The Board of Directors of the Mutual Holding Company, which consists of the same individuals who are directors of the Company, directs the voting of the shares of the Company’s common stock held by the Mutual Holding Company.

(2)	Shares owned jointly with Ms. Adams’ spouse.
(3)	Shares owned jointly with Ms. Haines’ spouse.
(4)	Shares owned jointly with Ms. Millett’s spouse.
(5)	Shares held through Mr. Ray’s IRA.
(6)	Includes 400 shares owned jointly with Mr. St. Pierre’s spouse.
(7)	Shares held through Mr. Sterling’s IRA.

(8)	Includes 500 shares owned by Ms. Thompson’s spouse as to which Ms. Thompson disclaims beneficial ownership.
(9)
Includes 1,652 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 14,608 shares of common stock, or 2.99% of the shares of common stock outstanding, owned by Auburn Savings Bank, FSB Employee Stock Ownership Plan and Trust.  Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

*	Represents less than 1%.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight members.

The Company’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected.  The Board of Directors of the Company has nominated as directors, M. Kelly Matzen, Allen T. Sterling and Philip R. St. Pierre, each to serve for a three-year term and until their respective successors have been elected and shall qualify. Each of the nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of September 27, 2011 regarding the composition of the Company’s Board of Directors, including the terms of office of members of the Board of Directors.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name	Position(s) Held With the Company	Age	Director of the Bank Since
NOMINEES FOR DIRECTOR
M. Kelly Matzen	Director	64	2001
Allen T. Sterling	President and Chief Executive Officer and	58	2008
Philip R. St. Pierre	Vice Chairperson, Director	56	1995
OTHER DIRECTORS
Directors with terms ending in 2012
Peter E. Chalke	Director	62	1998
Thomas J. Dean	Director	48	2009
Sharon A. Millett	Director	63	2004
Directors with terms ending in 2013
Bonnie G. Adams	Director	63	1998
Claire D. Thompson	Chairperson, Director	60	1984
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
William C. Tracy	Executive Vice President and Senior Loan Officer	45	—
Martha L. Adams	Senior Vice President and Operations Officer	47	—
Rachel A. Haines	Senior Vice President and Treasurer	44	—
Bruce M. Ray	Senior Vice President and Loan Officer	62	—

The biographies of each of the nominees, continuing board members and executive officers are set forth below.  With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Nominees for Director

M. Kelly Matzen is a Senior Partner at the law firm of Trafton & Matzen, LLP, where he has worked since 1973.  He is a director and Vice Chair of the Finance Authority of Maine.  Mr. Matzen has served as a director of the Bank since 2001 and of the Company since its formation in 2008. As an experienced attorney, Mr. Matzen brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations of the Bank and the Company.

Allen T. Sterling has served as President and Chief Executive Officer of the Bank since June 1996 and as a director of the Bank and the Company since 2008. Prior to joining the Bank, Mr. Sterling was the Chief Financial Officer of Skowhegan Savings Bank, in Skowhegan, Maine, from 1973 to 1994. Mr. Sterling has over 36 years experience in the banking industry. As Chief Executive Officer, his experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations, bring broad industry and specific institutional knowledge and experience to the Board of Directors.

Philip R. St. Pierre has owned and operated Victor News Company Inc., a convenience store located in Lewiston, Maine, since 1984.  Mr. St. Pierre has served as a director of the Bank since 1995, as Vice Chairperson of the Bank since 2001 and as a director of the Company since its formation in 2008.  Mr. St. Pierre’s experience as owner and operator of a small business brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Other Directors

Peter E. Chalke is the President and Chief Executive Officer of Central Maine Medical Center and Central Maine Healthcare.  Mr. Chalke has served as a director of the Bank since 1998 and of the Company since its formation in 2008.  Mr. Chalke’s experience in a senior role at a major healthcare provider and employer in the Bank’s market area brings valuable perspective to the Board.  Further, his managerial and organizational experience at a large organization brings important managerial perspectives to the Board.

Thomas J. Dean is the Chief Financial Officer of Futureguard Building Products Inc. where he has worked since 2005.  Prior to that, he worked as a Chief Financial Officer for Sapphire Management, LLC, Hurwitz Group Inc. and Acadia Business Group Inc.  He also worked as Senior Auditor for State Street Corporation and Brown Brothers Harriman & Co. Mr. Dean’s experience in senior financial roles and his public accounting experience bring to the Board valuable experience and perspective in dealing with financial oversight and accounting principles, internal controls and financial reporting rules and regulations.

Sharon A. Millett is President and Owner of Millett Realty, Inc., a commercial and residential real estate firm, where she has worked since 1989.  She is Chairperson of the Board of St. Mary’s Health System, the Maine Association of Realtors, the Maine Real Estate Information System and the National Association of Realtors.  Ms. Millett has served as a director of the Bank since 2004 and of the Company since its formation in 2008.  Ms. Millett’s experience as owner and operator of a commercial real estate firm brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Claire D. Thompson is a CPA and shareholder at Austin Associates, PA, where she has worked since 1982.  Ms. Thompson has served as a director of the Bank since 1984, as Chairperson of the Bank since 1998 and as a director and Chairperson of the Company since its formation in 2008. As a certified public accountant and a shareholder in a regional public accounting firm, Ms. Thompson brings to the Board of Directors her valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Bonnie G. Adams retired as a small business owner in the travel industry in 2003.  Since then, she has served as Director of Major Gifts and Annual Giving for Maine Public Broadcasting from 2003 to 2004 and as a hotel manager from 2004 to 2007.  Ms. Adams is currently the personal representative for Bo-Ed, Inc., a commercial real estate developer. Ms. Adams has served as a director of the Bank since 1998 and of the Company since its formation in 2008.  Ms. Adams’ experience as owner and manager of a small business brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Executive Officers Who Are Not Directors

William C. Tracy has served as Executive Vice President and Senior Loan Officer since August 2011.  Prior to 2011, he served as Vice President and Director of Business Banking at Gorham Savings Bank, Gorham, Maine from 2003 to 2011 and as Economic Development Director for the Town of Windham, Maine from 1998 to 2003.

Martha L. Adams has served as Senior Vice President and Operations Officer since 2005, and has been employed at the Bank since December 2000.

Rachel A. Haines has served as Senior Vice President and Treasurer since 2005, and has been employed at the Bank since April 1986.

Bruce M. Ray has served as Senior Vice President and Loan Officer since 1997.  Prior to 1997, he served as Vice President and Lender at Mechanics Savings Bank from 1980 to 1996 and as Mortgage Loan Officer at Skowhegan Savings Bank from 1972 to 1980.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the Securities and Exchange Commission (“SEC”) pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis.  Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2011.

Board Independence, Leadership Structure, Risk Oversight and Diversity

The Board of Directors has determined that, except for Mr. Sterling, each member of the Board of Directors is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards.  Mr. Sterling is not considered independent because he serves as an executive officer of the Company.

To ensure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board.  The Chairman of the Board is an independent, non-management role.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating Committee and the Board of Directors do not have a formal diversity policy in identifying nominees for director.  However, in considering all of the attributes of an effective director in the context of existing members of the Board, the Committee and the Board do consider differences of viewpoint (including different viewpoints derived from diverse race, gender and national origin), professional experience, education and skills so as to achieve balance and heterogeneity in backgrounds and experiences on the Board.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During the fiscal year ended June 30, 2011, the Board of Directors of the Bank held 12 regular meetings and eight special meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings by all committees on which he or she served during the year ended June 30, 2011.

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The Audit Committee consists of Claire D. Thompson (Chairperson), Sharon A. Millett, Thomas J. Dean and Philip R. St. Pierre. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the board. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq. The Board of Directors of the Company has designated Claire D. Thompson and Thomas J. Dean as audit committee financial experts under the rules of the Securities and Exchange Commission. The Company’s Audit Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

The Compensation Committee consists of Peter E. Chalke (Chairperson), M. Kelly Matzen and Sharon A. Millett. The Compensation Committee is responsible for determining the compensation of our Chief Executive Officer and our other executive officers, or for recommending the compensation of such persons to the full Board of Directors for approval.  Under its charter, the Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members.  The Compensation Committee may seek recommendations regarding the amount or form of compensation to directors and members of senior management, but may not delegate final determination of compensation to members of senior management to anyone other than the Compensation Committee or the Board of Directors.  Allen T. Sterling, as President and Chief Executive Officer, recommends raises for senior staff members other than himself to the Compensation Committee, which reviews those recommendations and then seeks approval of the full Board of Directors.  Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq. The Compensation Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

●	To attract, retain and motivate an experienced, competent executive management team;

●	To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company’s stock;

●	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

●	To encourage ownership of the Company’s common stock through stock-based compensation to all levels of management; and

●	To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity.  The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.  The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area.  Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer.  In setting salaries for 2011, the Board of Directors utilized bank compensation and benefits surveys compiled by Berry Dunn.  In setting the base salaries, the Board of Directors also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position.  These factors are considered subjectively and none of the factors are accorded a specific weight.

The Committee did not engage a compensation consultant to advise on or recommend compensation levels for the year ended June 30, 2011.

The Nominating and Corporate Governance Committee consists of M. Kelly Matzen (Chairperson), Peter E. Chalke and Bonnie G. Adams. The Nominating and Corporate Governance Committee is responsible for selecting director nominees, or recommending the selection of director nominees to the full Board of Directors, and for developing and recommending corporate governance principles for Auburn Bancorp, Inc. as a whole.  Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

Currently, all of the Directors of the Company also serve on the Board of Directors of the Bank. The Bank’s Board of Directors has also established five additional committees—the Asset and Liability Committee, the Community Reinvestment Committee, the Marketing Committee, the Compliance Committee and the Loan Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever served as an officer or employee of the Company or the Bank.

No executive officer of the Company served (i) as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders.

Before recommending a nominee for election to the Board of Directors, the Nominating Committee must be satisfied that the nominee meets certain minimum qualifications set forth in its charter, including the highest personal and professional integrity, demonstrated exceptional ability and judgment, and a willingness and ability to represent all of the stockholders of the Company. The Company’s By-laws also specify that no person seventy-five (75) years of age shall be eligible for election, re-election, appointment or re-appointment.  This age limit does not apply to any director serving on August 15, 2008.

The Nominating Committee will also recommend that the Board select nominees to help ensure that a majority of the Board of Directors meets the independence standards established by the Board, that each of the Audit, Compensation and Nominating Committees are comprised entirely of independent directors, and that at least one member of the Audit Committee qualifies as an audit committee financial expert, as defined under the federal securities laws.  In addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, the Nominating Committee will consider all facts and circumstances that it deems appropriate or advisable when recommending that the Board of Directors select nominees for director.

The Nominating Committee will identify candidates for election to the Board of Directors through any or all of the following sources: non-employee directors, the Chief Executive Officer and other executive officers of the Company, third-party search firms, or any other source it deems appropriate.  Candidates are evaluated based upon their backgrounds and interviews with members of the Nominating Committee.  The Nominating Committee evaluates all proposed candidates for director in the same manner, without regard to whether the nominee has been recommended by a stockholder or otherwise.  Upon identifying qualified candidates to become members of the Board of Directors, the Nominating Committee recommends that the Board of Directors nominate the candidate to be elected at the next annual meeting of the stockholders.

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating Committee candidates for election to the Board of Directors must do so in writing.  The recommendation should be sent to the attention of Corporate Secretary, Auburn Bancorp, Inc., 256 Court Street, P.O. Box 3157, Auburn, Maine 04212, who will forward the recommendation to the Nominating Committee. The recommendation must set forth (i) the name and address of record of the stockholder, (ii) the class and number of shares of stock of the Company beneficially owned by such stockholder, and (iii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the Board and to serving as a director, if elected.

Stockholders also have the right under our by-laws to nominate directly director candidates, without any action or recommendation on the part of the Nominating Committee of the Board of Directors by following the procedures set forth in the section entitled “Stockholder Proposals” below.

Communications with the Board of Directors

The Company’s stockholders may send communications to the Board of Directors or to individual members by writing to them, in care of Corporate Secretary, Auburn Bancorp, Inc., 256 Court Street, P.O. Box 3157, Auburn, Maine 04212, who will forward the communication to the intended director or directors.  If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings

The Company’s policy is to encourage attendance by all directors at annual meetings of stockholders. All but one of the then current directors attended last year’s Annual Meeting of Stockholders.

Code of Ethics

The Company has adopted a Code of Ethics, as defined under the federal securities laws. The Code of Ethics applies to all directors, officers and employees of the Company, the Mutual Holding Company and the Bank. The Company filed a copy of the Code of Ethics with the SEC as Exhibit 14.0 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.  The Code of Ethics addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Directors’ Compensation

Each non-employee director of the Company and the Bank receives $473 per meeting of the Board of Directors, except for the Chairperson, who receives $630 per meeting and the Vice Chairperson, who receives $525 per meeting. Directors also receive annual retainers for their service on the Board of Directors of the Company equal to $2,500 for each non-employee director, except for the Chairperson, who receives an annual retainer of $5,000 and the Vice Chairperson, who receives an annual retainer of $3,500.  In addition, each member of a committee of either the Company or the Bank receives $200 per meeting, except that Ms. Thompson, as Chair of the Audit Committee, receives $250 for each meeting of the Audit Committee, Mr. Chalke, as Chair of the Compensation Committee, receives $250 for each meeting of the Compensation Committee, and Mr. Matzen, as Chair of the Nominating Committee, receives $250 for each meeting of the Nominating Committee.  Ms. Thompson and Mr. St. Pierre, who are members of the Bank’s ALCO and Marketing Committees, respectively, also receive $200 for each meeting of those committees.  Ms. Adams and Mr. Chalke receive $200 for each Nominating Committee meeting.  Ms. Millett and Mr. Dean receive $200 for each Audit Committee meeting. Ms. Adams receives $200 for each Community Reinvestment Committee meeting.  Directors do not receive per meeting fees for any meeting that they do not attend.  In the event that the Board of Directors of the Company meets immediately before or after a meeting of the Bank’s Board of Directors, the directors will not receive compensation with respect to the Company Board meeting.

The following table provides compensation information for each director of the Bank for the fiscal year ended June 30, 2011.  Allen T. Sterling, our President and Chief Executive Officer, has served as a director of the Bank, the Company and the Mutual Holding Company since the reorganization and stock offering in August 2008, but does not receive director’s fees.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
Bonnie G. Adams	$11,230	$20	$11,250
Peter E. Chalke	10,740	20	10,760
Thomas J. Dean	11,730	20	11,750
M. Kelly Matzen	11,165	20	11,185
Sharon A. Millett	11,230	20	11,250
Philip R. St. Pierre	16,528	20	16,540
Claire D. Thompson	18,700	20	18,720

(1)	The Bank makes payments for travel accident and felonious assault insurance coverage for each director, which totaled $20 in fiscal 2011.

Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 2011 and 2010 certain information as to the total remuneration paid by the Bank to its Chief Executive Officer, who is the only executive officer to receive annual compensation in excess of $100,000.

Name and principal position	Fiscal Year	Salary	Bonus	All Other Compensation		Total
Allen T. Sterling President and Chief Executive Officer	2011	$118,940	—	$9,139	(1)	$128,079
	2010	118,108	—	7,527	(2)	125,635

(1)
Consists of employer matching contributions under the Auburn Savings & Loan 401(k) Plan of $2,094, premiums for medical, life, disability, travel accident and felonious assault insurance of $5,840, and the fair market value of $1,205 at June 30, 2011 for shares of common stock and cash allocated pursuant to the employee stock ownership plan for Mr. Sterling

(2)
Consists of employer matching contributions under the Auburn Savings & Loan 401(k) Plan of $3,063, premiums for medical, life, disability, travel accident and felonious assault insurance of $3,126, and the fair market value of $1,338 at June 30, 2010 for shares of common stock and cash allocated pursuant to the employee stock ownership plan for Mr. Sterling.

Bonus Plan

The Bank maintains an incentive program to reward employees when the Bank meets or exceeds the performance criteria determined annually by the Board of Directors.  All employees who have satisfactorily completed one year of employment and who were in the employ of the Bank as of fiscal year-end are eligible to participate in the performance bonus system.  Incentive payments are paid at the discretion of the Board of Directors.  The Board of Directors may, at any time, vote to suspend or amend the incentive program if they feel it is necessary for the prudent operation of the Bank to do so.  No bonus was paid for fiscal 2011.

Employment Agreements

The Bank has entered into an employment agreement with Mr. Sterling.  In September 2010, Mr. Sterling’s base salary was increased from $116,500 to $118,538. The employment agreement provides for a two-year initial term, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date.  The agreement provides for Mr. Sterling’s participation in discretionary bonus and other incentive compensation programs sponsored or awarded from time to time to senior management employees.  The agreement also provides for Mr. Sterling’s participation in employee benefit plans and programs maintained for the benefit of employees generally, including retirement and stock-based compensation plans, life insurance and medical and dental insurance plans.

Upon termination of employment for cause, as defined in the agreement, Mr. Sterling will receive no further compensation or benefits under the agreement. If Mr. Sterling is terminated without cause, or if he resigns within 90 days after an event constituting “good reason” under the agreement, he will receive a lump sum payment in an amount equal to his base salary for one year.  Mr. Sterling may also continue to participate in the Bank’s medical, dental and life insurance plans for the twelve calendar months following such termination, subject to the terms and conditions of such plans.

“Good reason” exists under the agreement if, without Mr. Sterling’s express written consent, any of the following occur: (i) a material reduction in Mr. Sterling’s responsibilities or authority in connection with his employment with the Bank; (ii) assignment to Mr. Sterling of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills and experience; (iii) failure to nominate or re-nominate Mr. Sterling to the Board; (iv) a reduction in salary or benefits contrary to the terms of the agreement or, any reduction in salary or material reduction in benefits following a change in control; (v) a termination of incentive and benefit plans, programs or arrangements that materially reduce their aggregate value, or reduction of Mr. Sterling’s participation, that is not applicable to other executive officers; (vi) a requirement that Mr. Sterling relocate his principal business office or his principal place of residence outside of a thirty-five mile radius from the current main office and any branch of the Bank, or the assignment of duties that would reasonably require such a relocation; or (vii) liquidation or dissolution of the Bank.  A reduction or elimination of Mr. Sterling’s benefits under one or more benefit plans, programs or arrangements as part of a good faith, overall reduction or elimination of such plans or benefits, applicable to all participants in a manner that does not discriminate against Mr. Sterling, is not an event of good reason or a material breach of the agreement, if benefits of the same type are not available to other officers of the Bank or any affiliate under a plan or plans in or under which Mr. Sterling is not entitled to participate.

If, within one year following a “change in control,” we terminate Mr. Sterling without cause, or if he resigns for good reason as defined above, he will receive a lump sum payment in an amount equal to two times his average taxable compensation (as reported on Form W-2) for the five preceding years.  Mr. Sterling may also continue to participate in the Bank’s medical, dental and life insurance plans until the earliest of Mr. Sterling’s death, employment with another employer or 24 months after his termination.  If Mr. Sterling had been terminated in connection with a change of control on June 30, 2011, he would have been entitled to a severance payment of $200,011 under the terms of his proposed employment agreement.

A “change in control” means any of the following: (i) a merger of Auburn Bancorp, Inc. into or consolidation with another entity, or the merger of another corporation into Auburn Bancorp, Inc. if Auburn Bancorp, Inc. stockholders before the merger or consolidation hold less than a majority of the combined voting power of the resulting corporation immediately after the merger; (ii) a Schedule 13D or another form or schedule discloses that the filing person or persons acting in concert (other than Auburn Bancorp, MHC) is the beneficial owner of 25% or more of a class of Auburn Bancorp, Inc.’s voting securities; (iii) during any two-year period, individuals who constitute the Board of Directors at the beginning of the period and any directors elected by at least 2/3 of those directors no longer constitute at least a majority of the Board of Directors; or (iv) the Company or the Bank sells to a third party all or substantially all of its assets.  The conversion of the MHC from mutual to stock form, i.e., a “second step conversion,” is not a “change in control” for purposes of the agreement.

The agreement provides for the reduction of change in control payments to Mr. Sterling to the extent necessary to ensure that they will not constitute or contribute to the creation of “excess parachute payments” under Section 280G of the Internal Revenue Code, and therefore will not (i) result in a loss of our deduction for compensation expense associated with such excess parachute payments, or (ii) be subject to the 20% excise tax imposed on such payments under Section 4999 of the Internal Revenue Code.

We are required to pay Mr. Sterling for reasonable costs and attorneys’ fees associated with the successful legal enforcement of our obligations under the employment agreement. Upon termination of employment other than involuntary termination in connection with a change in control, Mr. Sterling will be required to adhere to one-year non-competition and non-solicitation provisions.

Other than the employment agreement with Mr. Sterling described above, the Company has not entered into any agreements providing for payments to with any Named Executive Officer upon his or her resignation, retirement or other termination or in connection with a change in control of the Company.

Benefit Plans

401(k) Plan. The Bank maintains the Auburn Savings & Loan 401(k) Plan, which is a tax-qualified profit sharing plan (including a tax-exempt trust in which plan assets are held) with a salary deferral feature under Section 401(k) of the Code (the “401(k) Plan”). All employees (excluding non-resident aliens and certain union employees) who have attained age 21 and have completed three months of employment are eligible to participate. Under the 401(k) Plan, participants are permitted to make salary reduction contributions in any amount from a minimum of 2% to a maximum of 15% of covered compensation. For these purposes, “covered compensation” consists of wages reported on federal income tax form W-2, with all pre-tax contributions added, subject to the annual limits imposed under the Internal Revenue Code ($245,000 for 2010). The Bank may make matching contributions with respect to a plan year in an amount determined by the Bank in its discretion, subject to the annual limits imposed by the Internal Revenue Code.  Employer matching contributions vest at a rate of 20% per year and are fully vested after five years.  All employee contributions and earnings thereon are fully and immediately vested. A participant may request withdrawal of salary reduction contributions (and associated earnings) in the event the participant suffers a financial hardship. The 401(k) Plan permits loans to participants, subject to the limits and security requirements imposed by the Internal Revenue Code. The 401(k) Plan permits employees to direct the investment of their own accounts into the various investment options available under the 401(k) Plan. Participants are entitled to benefit payments upon termination of employment, including termination due to normal retirement, disability or death. Benefits will be distributed in the form of lump sum.

Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan for eligible employees of the Bank. Eligible employees who have attained age 21 and have been employed by us for three months on August 15, 2008 are eligible to participate in the plan. Thereafter, new employees of the Bank who have attained age 21 and completed 1,000 hours of service during a continuous 12-month period will be eligible to participate in the employee stock ownership plan as of the first entry date following completion of the plan’s eligibility requirements.

The Bank’s Board of Directors will administer the employee stock ownership plan and has appointed the members of the Compensation Committee of the Company, as constituted from time to time, to serve as the trustees of the employee stock ownership plan.  The employee stock ownership plan purchased 17,262 shares of common stock in the stock offering, equal to 3.43% of the shares of common stock sold in the stock offering. The employee stock ownership plan funded its purchase in the stock offering through a loan from the Company. The loan was equal to $172,620, 100% of the aggregate purchase price of the common stock. The loan to the employee stock ownership plan will be repaid principally from the Bank’s contributions to the employee stock ownership plan and dividends payable, if any, on common stock held by the employee stock ownership plan over the fifteen-year term of the loan. The interest rate for the employee stock ownership plan loan is 5.0% per annum.

Shares purchased by the employee stock ownership plan with the proceeds of the employee stock ownership plan loan will be held in a suspense account and released on a pro rata basis as the loan is repaid. Shares released from the suspense account will be allocated among participants on the basis of each participant’s proportional share of compensation.

Participants will vest in the benefits allocated under the employee stock ownership plan at a rate of 20% per year for each year of continuous service with the Bank over a five-year period, with credit given to participants for years of service with the Bank prior to the adoption of the plan.  A participant will become fully vested at retirement, upon death or disability or upon termination of the employee stock ownership plan. Benefits are generally distributable upon a participant’s separation from service. Any unvested shares that are forfeited upon a participant’s termination of employment will be reallocated among the remaining plan participants.

Plan participants will be entitled to direct the plan trustees on how to vote common stock credited to their accounts. The trustees will vote allocated shares held in the employee stock ownership plan as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted in the same ratio on any matter as those shares for which instructions are given, subject to the fiduciary responsibilities of the trustees.

Under applicable accounting requirements, compensation expenses for a leveraged employee stock ownership plan is recorded at the fair market value of the employee stock ownership plan shares when committed to be released to participants accounts.

The employee stock ownership plan is intended to meet the requirements of Section 401(a) of the Internal Revenue Code as an employee stock ownership plan within the meaning of Section 4975(e) and to satisfy the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended. We intend to request a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan.  We have requested a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan.  We expect, but cannot guarantee, that a favorable determination letter will be received.

As of June 30, 2011, other than the employee stock ownership plan, the Company had no compensation plans under which equity securities of Auburn Bancorp, Inc. had been issued.

Related Party Transactions

The Company complies with and operates in a manner consistent with legislation regulating extensions of credit to or for the benefit of its directors and executive officers, such that any such extensions of credit (i) are made on terms that are substantially the same as, and follow credit underwriting procedures that are not less stringent than, those prevailing for comparable transactions with persons unaffiliated with the Company and that do not involve more than the normal risk of repayment or present other unfavorable features, and (ii) do not exceed certain limitations on the amount of credit extended to such persons, individually and in the aggregate, which limits are based, in part, on the amount of the Bank’s capital. In addition, extensions of credit in excess of certain limits must be approved by the Bank’s Board of Directors.

Certain directors and officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business.  In addition, certain of the directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business.  Such transactions for the directors and officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

Loans and Extensions of Credit

The aggregate amount of loans by the Bank to its executive officers and directors, and members of their immediate families, was $647,000 at June 30, 2011. As of that date, these loans were performing according to their original terms. At June 30, 2010, the aggregate amount of loans by the Bank to its executive officers and directors, and members of their immediate families, was $1.1 million. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features. Each loan was ratified by a majority of the Bank’s independent directors who did not have an interest in the transactions.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Berry Dunn to be the Company’s independent registered public accounting firm for the 2012 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. Stockholder ratification of the selection of Berry Dunn is required by the Company’s Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Berry Dunn for the Company’s fiscal year ending June 30, 2012. A representative of Berry Dunn is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

The Board of Directors is submitting the selection of Berry Dunn as the Company’s independent registered public accounting firm to the stockholders for ratification pursuant to the Company’s bylaws and as a matter of good corporate practice.  If the stockholders fail to ratify the selection of Berry Dunn, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees.  During the past two fiscal years the fees billed for professional services rendered by Berry Dunn (the “Independent Auditor”) for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q were $111,848 for 2011 and $91,436 for 2010.

Audit-Related Fees.  During the fiscal years ended June 30, 2011 and 2010, there were aggregate fees of $14,470 and $13,368, respectively, billed for professional services by the Independent Auditor that were reasonably related to the performance of the audit.

Tax Fees.  During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $11,536 for 2011 and $13,548 for 2010.

All Other Fees.  There were no other fees billed during the fiscal year ended June 30, 2011 or 2010. The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee concluded that performing such services in fiscal 2011 did not affect the independent registered public accounting firm’s independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All audit and non-audit services for the past two fiscal years were pre-approved by the Audit Committee.

In order to ratify the selection of Berry Dunn as the independent registered public accounting firm for the 2012 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of Berry Dunn, as independent registered public accounting firm for the 2012 fiscal year.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2011 with the Company’s management.  The Audit Committee has discussed with Berry Dunn, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from Berry Dunn required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with Berry Dunn its independence.  Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Submitted by the Audit Committee for fiscal 2011

Claire D. Thompson,
Sharon A. Millett,
Thomas J. Dean and
Philip R. St. Pierre

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 256 Court Street, Auburn, Maine 04212, no later than June 7, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The by-laws of the Company provide that any stockholder proposal (including director nominations) intended to be presented at the Company’s 2011 Annual Meeting must be received in writing by the Company at the address above not less than thirty (30) days before the date fixed for such meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include (a) a brief description of the proposal desired to be brought before the annual meeting and (b) the name and address of such shareholder and the class and number of shares of the Holding Company which are owned of record or beneficially by such shareholder.  In the case of nominations to the Board, certain information regarding the nominee must be provided.  See the section entitled “Director Nomination Process” above.  Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The date on which the next Annual Meeting of Stockholders is expected to be held is November 20, 2012. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2012 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 21, 2012.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company.  In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2011 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to Rachel A. Haines at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2011, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO RACHEL A. HAINES, SENIOR VICE PRESIDENT AND TREASURER, AUBURN BANCORP, INC., 256 COURT STREET, AUBURN, MAINE 04212, OR CALL AT (207) 782-0400.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Auburn Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders, are each available on the internet at http://www.cfpproxy.com/6534.

BY ORDER OF THE BOARD OF DIRECTOR

/s/ Claire D. Thompson
Claire D. Thompson Chairman of the Board
Auburn, Maine
October 4, 2011

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY AUBURN BANCORP, INC.
			For	With- hold	For All Except
ANNUAL MEETING OF STOCKHOLDERS — NOVEMBER 15, 2011	1.	The election as directors of all nominees listed below: (except as marked to the contrary below):

The undersigned hereby appoints Peter E. Chalke, Thomas J. Dean, Sharon A. Millett, Bonnie G. Adams and Claire D. Thompson, and each of them individually, with full powers of substitution to act as Proxy for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Auburn Public Library at 49 Spring Street, in Auburn, Maine, on Tuesday, November 15, 2011, at 4:30 p.m., local time. The Proxy is authorized to cast all votes to which the undersigned is entitled as follows:

M. Kelly Matzen, Allen T. Sterling and Philip R. St. Pierre

INSTRUCTION: To withhold authority to vote for any individual nominee, mark
“For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	The ratification of Berry Dunn as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said Proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Please be sure to date and sign this proxy card in the box below.	Date
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.
Sign above

Detach above card, sign, date and mail in postage paid envelope provided.
AUBURN BANCORP, INC.

PLEASE ACT PROMPTLY

   PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

   The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 4, 2011, and the audited financial statements of the Company for the fiscal year ended June 30, 2011. The undersigned hereby confers upon the Proxy discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may properly come before the Annual Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
AUBURN BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF
THE ANNUAL MEETING AND THE 2010 ANNUAL REPORT TO
STOCKHOLDERS, ARE EACH AVAILABLE ON THE INTERNET
AT HTTP://WWW.CFPPROXY.COM/6534.	6534